UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Jennison Sector Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

STRATEGIC PARTNERS MANAGED OTC FUND

GATEWAY CENTER THREE 100 MULBERRY STREET NEWARK, NJ 07102-4077

Important Proxy News

SPECIAL MEETING OF SHAREHOLDERS
ON SEPTEMBER 21, 2005

Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Strategic Partners Managed OTC Fund. This meeting is scheduled for September 21, 2005 at 12:00 p.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Our records indicate that we have not yet received your voting instructions.

You are being asked to approve a Plan of Reorganization. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the proxy statement and recommends that you vote “FOR” the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Wednesday, September 21, 2005.

YOUR VOTE IS NEEDED IMMEDIATELY!

For your convenience, please utilize one of the easy methods below to register your vote:

1.                                      By Touch-tone Phone : Dial the toll-free number found on your proxy card and follow the simple instructions.

2.                                      By Internet: Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

To Speak to a live representative: Please call toll-free at 1.866.346.6468. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

Also, you may return your executed proxy in the enclosed postage paid envelope, however, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

DON’T HESITATE! PLEASE VOTE TODAY!

STRATEGIC PARTNERS TECHNOLOGY FUND

GATEWAY CENTER THREE 100 MULBERRY STREET NEWARK, NJ 07102-4077

Important Proxy News

SPECIAL MEETING OF SHAREHOLDERS
ON SEPTEMBER 21, 2005

Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Strategic Partners Technology Fund. This meeting is scheduled for September 21, 2005 at 12:30 p.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Our records indicate that we have not yet received your voting instructions.

You are being asked to approve a Plan of Reorganization. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the proxy statement and recommends that you vote “FOR” the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Wednesday, September 21, 2005.

YOUR VOTE IS NEEDED IMMEDIATELY!

For your convenience, please utilize one of the easy methods below to register your vote:

1.                                      By Touch-tone Phone : Dial the toll-free number found on your proxy card and follow the simple instructions.

2.                                      By Internet: Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

To Speak to a live representative: Please call toll-free at 1.866.346.6468. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

Also, you may return your executed proxy in the enclosed postage paid envelope, however, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

DON’T HESITATE! PLEASE VOTE TODAY!